UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 18, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

RENAVOTIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(260) 490-9990 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Renavotio is referred to herein as “we”, “our”, or “us”.

Item 7.01 Regulation FD

In connection with our September 18, 2020 transaction documents with GHS Investments, LLC (“GHS”), including an Equity Financing Agreement giving us the option to sell up to $10,000,00 worth of our common stock to GHS, and the S-1 Registration Statement we filed with the Securities and Exchange Commission providing for the registration of our common stock with respect to the financing, which was declared effective by the SEC on October 9, 2020, we are issuing the October 16, 2020 press release attached hereto as Exhibit 99.1.

Section 9 – Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.4	9/18/20 Convertible Promissory Note with GHS Investments, LLC (previously filed on September 22, 2020 on Form 8-K filed on September 22, 2020.

10.5	9/18/20 Equity Purchase Agreement between the Company and GHS Investments, LLC (previously filed on September 22, 2020 on Form 8-K filed on September 22, 2020).

10.6	9/18/20 Registration Rights Agreement between the Company and GHS Investments LLC (previously filed on September 22, 2020 on Form 8-K filed on September 22, 2020).

10.7	Securities Purchase Agreement between the Company and GHS Investments, LLC (previously filed on September 22, 2020 on Form 8-K filed on September 22, 2020).

99.1	Press Release dated October 16, 2020*

* Filed herein

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2020	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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